FPA CAPITAL FUND, INC.

PORTFOLIO OF INVESTMENTS

June 30, 2019

(Unaudited)

	Shares	Fair Value
COMMON STOCKS
BANKS — 9.4%
Capitol Federal Financial, Inc.	625,704	$8,615,944
First Hawaiian, Inc.	228,441	5,909,769
Investors Bancorp, Inc.	878,457	9,794,795
		$24,320,508
EXPLORATION & PRODUCTION — 8.4%
Cimarex Energy Co.	223,975	$13,288,437
Noble Energy, Inc.	380,840	8,530,816
		$21,819,253
COMMUNICATIONS EQUIPMENT — 4.7%
InterDigital, Inc.	189,036	$12,173,918

AUTO PARTS — 4.7%
Dana, Inc.	429,958	$8,573,363
Gentex Corp.	142,579	3,508,869
		$12,082,232
AIRLINES — 4.5%
Allegiant Travel Co.	80,841	$11,600,683

TECHNOLOGY DISTRIBUTORS — 4.2%
Arrow Electronics, Inc.(a)	55,595	$3,962,256
Avnet, Inc.	149,752	6,779,273
		$10,741,529
COMPUTER HARDWARE & STORAGE — 3.4%
Western Digital Corporation	187,249	$8,903,690

HOTELS, RESTAURANTS & LEISURE — 3.4%
Cheesecake Factory, Inc. (The)	115,787	$5,062,207
Vail Resorts, Inc.	17,027	3,800,086
		$8,862,293
SEMICONDUCTOR MANUFACTURING — 2.9%
MKS Instruments, Inc.	97,506	$7,594,742

CONSUMER GOODS - RENTAL — 2.6%
Aaron’s, Inc.	108,523	$6,664,397

CONTAINERS & PACKAGING — 2.2%
Graphic Packaging Holding Co.	414,063	$5,788,601

AGRICULTURAL MACHINERY — 2.2%
AGCO Corporation	74,107	$5,748,480

LOGISTICS SERVICES — 2.2%
Ryder System, Inc.	97,212	$5,667,460

SEMICONDUCTOR DEVICES — 2.2%
Ambarella, Inc.(a)	128,310	$5,662,320

	Shares or Principal Amount	Fair Value
COMMON STOCKS - continued
FABRICATED METAL & HARDWARE — 2.2%
Valmont Industries, Inc.	44,506	$5,643,806

APPAREL, FOOTWEAR & ACCESSORY DESIGN — 2.1%
Carter’s, Inc.	55,280	$5,392,011

OIL & GAS SERVICES & EQUIPMENT — 1.8%
Frank’s International NV (Netherlands)(a)	854,062	$4,663,179

MANAGED HEALTH CARE — 1.2%
Magellan Health, Inc.(a)	43,138	$3,202,134

INFRASTRUCTURE SOFTWARE — 1.0%
Cision Ltd.(a)	223,167	$2,617,749

OTHER COMMON STOCKS — 2.2%(b)		$5,631,123

TOTAL COMMON STOCKS — 67.5% (Cost $166,054,090)		$174,780,108

BONDS & DEBENTURES

U.S. TREASURIES — 23.9%
U.S. Treasury Notes — 0.75% 7/15/2019	$10,000,000	$9,993,945
U.S. Treasury Notes — 1.00% 11/15/2019	10,000,000	9,957,891
U.S. Treasury Notes — 1.125% 12/31/2019	7,500,000	7,463,496
U.S. Treasury Notes — 1.25% 8/31/2019	7,000,000	6,986,793
U.S. Treasury Notes — 1.50% 10/31/2019	10,000,000	9,979,336
U.S. Treasury Notes — 1.75% 9/30/2019	7,500,000	7,492,325
U.S. Treasury Notes — 2.00% 1/31/2020	10,000,000	9,996,641

TOTAL U.S. TREASURIES (Cost $61,831,331)		$61,870,427

TOTAL BONDS & DEBENTURES — 23.9% (Cost $61,831,331)		$61,870,427

TOTAL INVESTMENT SECURITIES — 91.4% (Cost $227,885,421)		$236,650,535

SHORT-TERM INVESTMENTS — 8.6%
State Street Bank Repurchase Agreement — 0.50% 7/1/2019 (Dated 06/28/2019, repurchase price of $22,076,920, collateralized by $21,980,000 principal amount U.S. Treasury Notes —2.375% 2022, fair value $22,517,543)	$22,076,000	$22,076,000

TOTAL SHORT-TERM INVESTMENTS (Cost $22,076,000)		$22,076,000

TOTAL INVESTMENTS — 100.0% (Cost $249,961,421)		$258,726,535
Other Assets and Liabilities, net — 0.0%		100,419
NET ASSETS — 100.0% — NOTE 2		$258,826,954

(a)         Non-income producing security.

(b)         As permitted by U.S. Securities and Exchange Commission regulations, “Other” Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See Notes to Financial Statements

NOTE 1 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter (“OTC”) market more accurately reflects the securities’ value in the judgment of the Fund’s officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund’s Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security’s value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund’s determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund’s investments as of June 30, 2019:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Banks	$24,320,508	—	—	$24,320,508
Exploration & Production	21,819,253	—	—	21,819,253
Communications Equipment	12,173,918	—	—	12,173,918
Auto Parts	12,082,232	—	—	12,082,232
Airlines	11,600,683	—	—	11,600,683
Technology Distributors	10,741,529	—	—	10,741,529
Computer Hardware & Storage	8,903,690	—	—	8,903,690
Hotels, Restaurants & Leisure	8,862,293	—	—	8,862,293
Semiconductor Manufacturing	7,594,742	—	—	7,594,742
Consumer Goods - Rental	6,664,397	—	—	6,664,397
Containers & Packaging	5,788,601	—	—	5,788,601
Agricultural Machinery	5,748,480	—	—	5,748,480
Logistics Services	5,667,460	—	—	5,667,460
Semiconductor Devices	5,662,320	—	—	5,662,320
Fabricated Metal & Hardware	5,643,806	—	—	5,643,806
Apparel, Footwear & Accessory Design	5,392,011	—	—	5,392,011
Oil & Gas Services & Equipment	4,663,179	—	—	4,663,179
Managed Health Care	3,202,134	—	—	3,202,134
Infrastructure Software	2,617,749	—	—	2,617,749
Other Common Stocks	5,631,123	—	—	5,631,123
U.S. Treasuries	—	$61,870,427	—	61,870,427
Short-Term Investment	—	22,076,000	—	22,076,000
	$174,780,108	$83,946,427	—	$258,726,535

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the period ended June 30, 2019.

NOTE 2 — Federal Income Tax

The cost of investment securities held at June 30, 2019 (excluding short-term investments), was $229,650,470 for federal income tax purposes. Net unrealized appreciation consists of:

Gross unrealized appreciation:	$16,990,896
Gross unrealized depreciation:	(9,990,831)
Net unrealized appreciation:	$7,000,065